EXHIBIT 99.14

STRESS ANALYSIS
---------------

Rating Agency Base Case Loss Expectations

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         Standard & Poors: Analyst Name :                         Moody's: Analyst Name :
         -----------------                                        --------
        -----------------------------------------------------------------------------------------------------------------------
         Foreclosure Frequency     Loss Severity Cum Losses       Foreclosure Frequency            Loss Severity Cum Losses
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AA
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A
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A-
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BBB+
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BBB
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BBB-
-------------------------------------------------------------------------------------------------------------------------------
B
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Assuming forward LIBOR and Loss Severity depending on MI (see table on the side for Loss Severity assumption); 100% advance of P&I; 12 month lag for liquidation losses, Solve for first dollar of principal loss, i.e. breakeven CDR and corresponding cumulative losses.

       -----------------------------------------------------------------------------------------------------------------------
                Breakeven CDR                                          Cumulative Losses
------------------------------------------------------------------------------------------------------------------------------
        25 CPR     40 CPR     60 CPR           25 CPR                         40 CPR                        60 CPR
------------------------------------------------------------------------------------------------------------------------------
AA      18.545     23.891     33.262    158,925,620.74 (20.44%)       134,595,603.82 (17.31%)        119,924,335.21 (15.42%)
------------------------------------------------------------------------------------------------------------------------------
A       12.505     15.018     19.953    120,913,165.78 (15.55%)       93,588,535.08 (12.04%)         77,084,295.58 (9.91%)
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A-       10.84     12.526     16.052    108,662,395.02 (13.97%)       80,478,404.66 (10.35%)         63,389,084.22 (8.15%)
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BBB+      9.48      10.48     12.835    97,968,508.09 (12.60%)        69,096,688.58 (8.89%)          51,641,431.77 (6.64%)
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BBB      8.181      8.523      8.268    87,118,176.63 (11.20%)        57,641,589.13 (7.41%)          34,193,352.79 (4.40%)
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BBB-     6.227      6.602       6.56    69,492,541.62 (8.94%)         45,811,026.60 (5.89%)          27,418,178.45 (3.53%)
------------------------------------------------------------------------------------------------------------------------------

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Mortgage Insurance (MI) Coverage            Loss Severity %
---------------------------------------------------------------
None                                             50%
---------------------------------------------------------------
>70% Loans w/ >80 LTV down to 80%                45%
---------------------------------------------------------------
50 - 70% Loans w/ >80 LTV down to 80%            40%
---------------------------------------------------------------
50 - 70% Loans w/ >80 LTV down to 60%            35%
---------------------------------------------------------------
>70% LTV >80%  down to 60%                       30%
---------------------------------------------------------------


Forward Libor

              1m                  6m
    1       1.10597             1.18664
    2       1.12896             1.23426
    3       1.16838             1.28748
    4       1.18502             1.35518
    5       1.21776             1.43980
    6       1.30119             1.53653
    7       1.37257             1.64641
    8       1.47231             1.77345
    9       1.58445             1.89325
   10       1.68752             2.02603
   11       1.81417             2.17215
   12       1.95549             2.30586
   13       2.09029             2.44490
   14       2.22366             2.58916
   15       2.36186             2.71825
   16       2.50571             2.84673
   17       2.64096             2.97270
   18       2.77334             3.08501
   19       2.91291             3.19937
   20       3.02962             3.30388
   21       3.12561             3.39766
   22       3.22649             3.48999
   23       3.32711             3.57845
   24       3.43414             3.65917
   25       3.53853             3.73757
   26       3.61103             3.80687
   27       3.66623             3.87341
   28       3.73592             3.94640
   29       3.80593             4.01151
   30       3.87358             4.07654
   31       3.94114             4.14231
   32       4.00814             4.20681
   33       4.07619             4.27102
   34       4.13800             4.34762
   35       4.19700             4.41272
   36       4.25862             4.48318
   37       4.33105             4.55846
   38       4.40979             4.62491
   39       4.49011             4.68673
   40       4.56110             4.74831
   41       4.62396             4.79657
   42       4.68517             4.84162
   43       4.73793             4.88260
   44       4.78545             4.91972
   45       4.82881             4.95691
   46       4.86348             4.99793
   47       4.89254             5.03897
   48       4.91670             5.08561
   49       4.95380             5.12927
   50       5.00762             5.17560
   51       5.05855             5.21741
   52       5.10484             5.25255
   53       5.14938             5.28458
   54       5.18513             5.31226
   55       5.21826             5.33411
   56       5.24823             5.35574
   57       5.27121             5.37404
   58       5.29130             5.39397
   59       5.30673             5.41566
   60       5.31701             5.44070
   61       5.33780             5.46528
   62       5.36674             5.49191
   63       5.39405             5.51685
   64       5.42027             5.53742
   65       5.44599             5.55861
   66       5.46706             5.57388
   67       5.48763             5.58930
   68       5.50649             5.60346
   69       5.52086             5.61450
   70       5.53613             5.62754
   71       5.54518             5.64003
   72       5.55512             5.65517
   73       5.56673             5.67005
   74       5.58084             5.68768
   75       5.59693             5.70307
   76       5.61254             5.71864
   77       5.62868             5.73547
   78       5.64379             5.74982
   79       5.66100             5.76562
   80       5.67469             5.78076
   81       5.68969             5.79471
   82       5.70573             5.81073
   83       5.71911             5.82718
   84       5.73435             5.84219
   85       5.74940             5.85760
   86       5.76283             5.87443
   87       5.77904             5.89023
   88       5.79533             5.90516
   89       5.80927             5.92035
   90       5.82457             5.93528
   91       5.84111             5.95192
   92       5.85577             5.96537
   93       5.87087             5.97986
   94       5.88671             5.99862
   95       5.90160             6.01282
   96       5.91893             6.02893
   97       5.93551             6.04587
   98       5.95495             6.06083
   99       5.97691             6.07617
  100       5.99152             6.08968
  101       6.00746             6.10158
  102       6.02285             6.11248
  103       6.03393             6.12221
  104       6.04576             6.13312
  105       6.05600             6.14267
  106       6.06230             6.15609
  107       6.06886             6.16908
  108       6.07407             6.18373
  109       6.08551             6.19817
  110       6.10252             6.21029
  111       6.12041             6.22182
  112       6.13188             6.22557
  113       6.14262             6.22885
  114       6.14945             6.22817
  115       6.15248             6.22270
  116       6.15439             6.21430
  117       6.14895             6.19888
  118       6.14473             6.18515
  119       6.13584             6.16825
  120       6.12199             6.15250
  121       6.10241             6.14023
  122       6.07719             6.13304
  123       6.06174             6.13574
  124       6.05053             6.14163
  125       6.04850             6.15675
  126       6.04956             6.17846
  127       6.06143             6.20747
  128       6.08025             6.24760
  129       6.10354             6.28798
  130       6.13598             6.33304
  131       6.17559             6.38076
  132       6.22113             6.42890
  133       6.28116             6.46821
  134       6.33494             6.50136
  135       6.37901             6.52443
  136       6.41527             6.53555
  137       6.44368             6.53818
  138       6.45866             6.52749
  139       6.46621             6.50919
  140       6.46294             6.47933
  141       6.44728             6.44178
  142       6.42480             6.40362
  143       6.38760             6.36039
  144       6.34618             6.32662
  145       6.29414             6.29536
  146       6.24866             6.27318
  147       6.21672             6.26359
  148       6.19101             6.26070
  149       6.17342             6.26781
  150       6.16746             6.28510
  151       6.17115             6.31485
  152       6.18228             6.34614
  153       6.20331             6.37846
  154       6.23453             6.41439
  155       6.27397             6.44891
  156       6.32685             6.47936
  157       6.36552             6.50478
  158       6.38581             6.52862
  159       6.40915             6.55274
  160       6.43195             6.57825
  161       6.45385             6.59894
  162       6.47600             6.62184
  163       6.49916             6.64678
  164       6.52217             6.67210
  165       6.54716             6.69953
  166       6.56691             6.73614
  167       6.58977             6.77004
  168       6.61420             6.80513
  169       6.65146             6.84109
  170       6.69821             6.86840
  171       6.74290             6.88910
  172       6.77363             6.89978
  173       6.79716             6.90094
  174       6.81342             6.89338
  175       6.81728             6.87536
  176       6.81537             6.85310
  177       6.80331             6.82594
  178       6.78005             6.79738
  179       6.75140             6.77214
  180       6.71290             6.74849
  181       6.67874             6.72763
  182       6.65924             6.70940
  183       6.64406             6.69515
  184       6.62456             6.67587
  185       6.60865             6.66053
  186       6.59121             6.64400
  187       6.57371             6.62671
  188       6.55833             6.61123
  189       6.53899             6.59343
  190       6.52518             6.57947
  191       6.50940             6.56355
  192       6.49205             6.54774
  193       6.47813             6.53366
  194       6.46281             6.51885
  195       6.44709             6.50466
  196       6.43358             6.49129
  197       6.42019             6.47877
  198       6.40443             6.46312
  199       6.39201             6.45119
  200       6.37861             6.43828
  201       6.36365             6.42340
  202       6.35268             6.41183
  203       6.33715             6.39743
  204       6.32675             6.38748
  205       6.31467             6.37512
  206       6.30070             6.36339
  207       6.29066             6.35341
  208       6.27939             6.34254
  209       6.26873             6.33268
  210       6.25724             6.32121
  211       6.24783             6.31147
  212       6.23508             6.29984
  213       6.22579             6.29015
  214       6.21680             6.28116
  215       6.20555             6.27142
  216       6.19738             6.26284
  217       6.18811             6.25351
  218       6.17794             6.24525
  219       6.17119             6.23846
  220       6.16308             6.22988
  221       6.15340             6.22131
  222       6.14634             6.21457
  223       6.13968             6.20866
  224       6.13119             6.20004
  225       6.12424             6.19253
  226       6.11795             6.18824
  227       6.11089             6.18016
  228       6.10595             6.17423
  229       6.09776             6.16669
  230       6.09186             6.16232
  231       6.08977             6.15880
  232       6.08032             6.15216
  233       6.07720             6.14840
  234       6.07253             6.14395
  235       6.06855             6.14066
  236       6.06425             6.13526
  237       6.06111             6.12792
  238       6.05487             6.11876
  239       6.05261             6.11007
  240       6.05039             6.09917
  241       6.04130             6.08520
  242       6.02748             6.07162
  243       6.01547             6.05990
  244       6.00071             6.04482
  245       5.98892             6.03307
  246       5.97597             6.02047
  247       5.96299             6.00726
  248       5.95185             5.99563
  249       5.93745             5.98131
  250       5.92760             5.97161
  251       5.91627             5.95984
  252       5.90364             5.94862
  253       5.89387             5.93812
  254       5.88211             5.92752
  255       5.87348             5.91948
  256       5.86284             5.90879
  257       5.85405             5.89968
  258       5.84204             5.88895
  259       5.83439             5.88133
  260       5.82544             5.87311
  261       5.81517             5.86288
  262       5.80765             5.85510
  263       5.79918             5.84672
  264       5.79063             5.83933
  265       5.78396             5.83176
  266       5.77409             5.82342
  267       5.76773             5.81828
  268       5.76137             5.81247
  269       5.75538             5.80745
  270       5.74746             5.79975
  271       5.74220             5.79512
  272       5.73609             5.79004
  273       5.72987             5.78372
  274       5.72556             5.77899
  275       5.71805             5.77292
  276       5.71460             5.77020
  277       5.71018             5.76577
  278       5.70399             5.76232
  279       5.70089             5.75960
  280       5.69700             5.75653
  281       5.69375             5.75455
  282       5.68986             5.75111
  283       5.68793             5.74929
  284       5.68317             5.74628
  285       5.68106             5.74465
  286       5.67952             5.74366
  287       5.67604             5.74202
  288       5.67508             5.74163
  289       5.67344             5.74058
  290       5.67120             5.74026
  291       5.67101             5.74115
  292       5.67015             5.74187
  293       5.66911             5.74148
  294       5.66879             5.74229
  295       5.66916             5.74432
  296       5.66936             5.74469
  297       5.67027             5.74329
  298       5.66965             5.74252
  299       5.67104             5.74007
  300       5.67318             5.73728
  301       5.67044             5.73270
  302       5.66416             5.72744
  303       5.66079             5.72403
  304       5.65306             5.71803
  305       5.64914             5.71437
  306       5.64405             5.70918
  307       5.63746             5.70390
  308       5.63324             5.70025
  309       5.62805             5.69450
  310       5.62259             5.69030
  311       5.61773             5.68556
  312       5.61330             5.68163
  313       5.60844             5.67724
  314       5.60259             5.67254
  315       5.59979             5.67056
  316       5.59395             5.66471
  317       5.59043             5.66159
  318       5.58598             5.65788
  319       5.58125             5.65310
  320       5.57820             5.64965
  321       5.57191             5.64361
  322       5.56929             5.64128
  323       5.56562             5.63712
  324       5.56045             5.63366
  325       5.55757             5.62986
  326       5.55268             5.62627
  327       5.55044             5.62460
  328       5.54644             5.62036
  329       5.54413             5.61744
  330       5.53860             5.61311
  331       5.53666             5.61090
  332       5.53374             5.60844
  333       5.52931             5.60364
  334       5.52713             5.60112
  335       5.52409             5.59769
  336       5.52076             5.59470
  337       5.51910             5.59188
  338       5.51424             5.58883
  339       5.51255             5.58669
  340       5.51001             5.58404
  341       5.50792             5.58222
  342       5.50507             5.57883
  343       5.50392             5.57674
  344       5.49994             5.57331
  345       5.49825             5.57065
  346       5.49696             5.56874
  347       5.49368             5.56636
  348       5.49262             5.56425
  349       5.49073             5.56167
  350       5.48776             5.55994
  351       5.48738             5.55886
  352       5.48613             5.55646
  353       5.48335             5.55405
  354       5.48236             5.55269
  355       5.48180             5.55211
  356       5.47966             5.54899
  357       5.47848             5.54621
  358       5.47777             5.54439
  359       5.47631             5.54189
  360       5.47656             5.53925
  361       5.47320             5.53496


Other Assumptions

CDR displayed causes the first $ of prin loss to related bond
Cumulative losses shown through the life of the related bond
Forward Libor
50% Loss Severity
100% adavances
12 month lag
To Maturity

*** For other assumptions please refer to the term sheet


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